Exhibit 99.1

Mitel to Focus Business and Channel Model

Mitel CEO Rich McBee outlines key changes to company strategy and organization

Reiterates previous fourth quarter financial guidance

OTTAWA, ON – May 2, 2011 – Mitel (NASDAQ: MITL), a leading provider of unified communications and collaboration software solutions, today announced key changes to its business strategy. Mitel will simplify its organizational structure, focus R&D investment for the mid market, and realign sales and channel in the U.S. Rich McBee, Mitel’s CEO, made the following statement regarding these changes:

“In evaluating the market opportunity for Mitel, I’ve spent the last three months speaking with, customers, channel partners, industry analysts, shareholders and our internal team. As a result, I am implementing a strategy anchored by three initiatives in a multi-step approach to grow Mitel’s business as a unified communications and collaboration provider.

“First, we will simplify our business. This means creating a flatter organization comprised of two geographical sales organizations and three key business units. This new, more agile organizational structure will enable Mitel to better serve its customers and innovate more quickly, all with the goal of increasing shareholder value.”

The following organizational changes are effective immediately:

•

Mitel sales will consist of Americas and International organizations. Philip Keenan is promoted to Executive Vice President of Americas sales with responsibility for the US and Canada while Graham Bevington is promoted to Executive Vice President of International sales with responsibility for Mitel’s operations in Europe, Middle East and Africa (EMEA), Asia Pacific, and Caribbean and Latin America (CALA).

•

Mitel Communications Solutions: responsible for delivering unified communications and collaboration products and services to businesses. Ron Wellard is promoted to the role of General Manager and Executive Vice President.

•	Mitel NetSolutions: responsible for network and hosted services, mobile services, and broadband connectivity. Jon Brinton will continue to lead this business unit as the General Manager.

•	Mitel DataNet: responsible for the distribution of third-party products to partners and customers. Ryan Donovan is promoted to the role of General Manager.

Mitel is also announcing the departure of Paul Butcher, Mitel’s President and Chief Operating Officer effective April 30, 2011. In addition to his existing role as CEO, Rich McBee has assumed the role of President and the Chief Operating Officer role has been eliminated.

McBee continued, “The second initiative will see a re-direction of our R&D investment to products serving the high-growth market of 100 to 2,500 user organizations. We are committed to our Freedom architecture which is being well received by customers around the world looking to capitalize on existing infrastructure investments and create a best-in-class communications solution. We will continue to innovate in this area to provide flexibility to both IT and the end user and to take advantage of the opportunity in the mid market segment.

“Third, we will reorganize our U.S. sales organization to more effectively deliver our products through partners by increasing our investment in our indirect channel, facilitating growth and expansion at local, regional, and national levels. We will also focus our direct sales team on a select group of customers.

“Additionally, we intend to exploit our significant market leadership in voice virtualization. This means continuing to partner with virtualization leader VMware to jointly innovate in this area. This has been a differentiator for Mitel in acquiring new customers and providing a migration path for existing Mitel 3300 IP Communications Platform customers to Virtual Mitel Communications Director. Our customers have made it clear to us that virtualization is a priority for them and, as a result, it is a strong priority for us as well.

“In conclusion, we have excellent products and technology. By implementing this strategy, we are aiming to better serve Mitel’s customers, improve Mitel’s performance, and grow operating results for Mitel.”

Financial Update

Mitel reiterated its revenue and non-GAAP financial guidance for the fourth quarter as provided in its prior quarterly earnings press release dated March 1, 2011. In connection with the changes in its business strategy and organizational structure announced today, the Company will incur a non-recurring charge in the fourth quarter of fiscal 2011. The charge will not impact non-GAAP operating expenses or any of the other non-GAAP outlook provided in its previous press release. The Company will provide details of these charges and information about its fourth quarter and full-year results on its regularly scheduled fourth quarter conference call on Thursday, June 30, 2011.

Conference Call Information

Mitel will host an investor conference call and live webcast this morning at 8:30 a.m. EDT (5:30 a.m. PDT) to discuss today’s announcement. To access the conference call, dial 800-820-0231. Callers outside the U.S. and Canada should dial 416-640-5926. A replay of the conference call will be available through Saturday, May 7, 2011. To access the replay, please dial 888-203-1112 and enter pass code 9253829. Callers outside the U.S. and Canada should dial 647-436-0148 and enter pass code 9253829. The live webcast will be accessible on Mitel’s investor relations website at http://investor.mitel.com/ and will be archived and available on this site for at least three months.

Forward-Looking Statements Some of the statements in this press release, including the information regarding changes to our business strategy and regarding our financial performance targets for the fourth quarter of fiscal 2011, are forward-looking statements within the meaning of applicable U.S. and Canadian securities laws. Statements that include the words “target,” “aim,” “goal” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “believe,” “project,” “anticipate” and similar statements of a forward-looking nature, or the negatives of those statements, identify forward-looking statements. In particular, this press release contains forward-looking statements pertaining to, among other matters: our future economic performance: our business strategy; our organizational structure; plans and objectives for future operations; our industry and the growth in the markets in which we compete; and our future research and development plans. These forward-looking statements reflect currently available information or our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. In making these statements, we have made assumptions regarding, among other things:

•	no unforeseen changes occurring in the competitive landscape that would affect our industry generally or Mitel in particular;

•	the ability to execute our business strategy and organizational restructuring;

•	a stable or recovering economic environment; and

•	no significant event occurring outside the ordinary course of our business.

Actual events or Mitel’s results, performance, financial position, business prospects or achievements could differ materially from those contemplated, expressed or implied by such forward-looking statements as a result of various risks and uncertainties, including, without limitation:

•	our ability to achieve or sustain profitability in the future;

•	fluctuations in our quarterly and annual revenues and operating results;

•	current and ongoing global economic instability;

•	intense competition;

•	our reliance on channel partners for a significant component of our sales; and

•	our ability to successfully implement and achieve our business strategies and organizational restructuring.

Key risks and uncertainties are summarized in filings with the Securities and Exchange Commission and the Canadian securities authorities, including in our Form 10-K for the fiscal year ended April 30, 2010, which are available at http://www.sec.gov/ and http://www.sedar.com, respectively. Except as required by law, Mitel is under no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

About Mitel

Mitel (NASDAQ: MITL) is a global provider of business communications and collaboration software and services. Mitel’s Freedom architecture provides the flexibility and simplicity organizations need to support today’s dynamic work environment. Through a single cloud-ready software stream, Mitel delivers a powerful suite of advanced communications and collaboration capabilities that provides freedom from walled garden architectures and enables organizations to implement best-of-breed solutions on any network; extends the “in-office” experience anywhere, on any device; and offers choice of commercial options to fit business needs. For more information visit: http://www.mitel.com

Mitel and the Mitel logo are registered trademarks of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

Contact information:

Danielle McNeil (media), 613-592-2122 x4643, danielle_mcneil@mitel.com

Scott Smith (media), 408-884-5157, ssmith@sterlingpr.com

Kevin Johnson (industry analysts), 613-592-2122 x6690, kevin_johnson@mitel.com

Cynthia Hiponia (investor relations), 613-592-2122 x1992, investorrelations@mitel.com